Stock-Based Compensation - Schedule of Assumptions Used for Calculating the Grant Date Fair Value of Stock Option (Details)	6 Months Ended
Jun. 30, 2025 $ / shares
Schedule of Assumptions Used for Calculating the Grant Date Fair Value of Stock Option [Abstract]
Risk- free interest rate	5.20%
Expected term	5 years
Expected volatility	76.00%
Expected dividends	0.00%
Grant date fair value of common stock (in Dollars per share)	$ 4,500